UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2024

ENVIROTECH VEHICLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
1425 Ohlendorf Road Osceola, AR	72370
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.

Membership Interest Purchase Agreement

On October 30, 2024, Envirotech Vehicles, Inc., a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Maddox Industries, LLC, a Puerto Rico limited liability company (“Maddox Industries”), and Jason Maddox, the sole member of Maddox Industries (the “Seller”), pursuant to which, subject to the terms and conditions of the Purchase Agreement, the Company has agreed to purchase from the Seller all of the issued and outstanding membership interests (the “Purchased Interests”) in Maddox Industries (the “Maddox Acquisition”).

As consideration for the Purchased Interests, at the closing of the Maddox Acquisition (the “Closing”), the Company will issue 3,100,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), to the Seller (the “Stock Consideration”), provided that the number of shares of Common Stock constituting the Stock Consideration will be reduced by any number of whole shares of Common Stock exceeding 19.99% of the outstanding shares of Common Stock as of immediately prior to the Closing. As additional consideration for the Purchased Interests, during the six-month period following the Closing (the “Earnout Period”), the Seller is eligible to receive up to six monthly cash payments in an aggregate amount of up to $1 million (each such monthly payment, an “Earnout Payment”) in accordance with the terms of the Purchase Agreement. The Earnout Payment payable to the Seller for each calendar month during the Earnout Period, if any, will be equal to the aggregate amount of gross revenue received by Maddox Industries in respect of any Closing Receivable (as defined in the Purchase Agreement) during such calendar month, provided that all Earnout Payments payable by the Company to Seller under the Purchase Agreement may not exceed $1 million.

The Purchase Agreement contains customary representations, warranties, covenants, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the parties.

The foregoing description of the material terms of the Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Stock Consideration to the Seller by the Company in consideration for the Purchased Interests is incorporated by reference herein in its entirety. The issuance of the Stock Consideration in connection with the Maddox Acquisition will be made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not involving a public offering. The Company will rely upon representations, warranties, certifications and agreements of the Seller in the Purchase Agreement in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act and the rules and regulations promulgated thereunder. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 7.01	Regulation FD Disclosure.

On October 31, 2024, the Company issued a press release announcing the Maddox Acquisition and the execution of the Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events, expectations or actions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the risk of the parties’ ability to consummate the transactions contemplated by the Purchase Agreement in a timely manner or at all; the risk that the conditions to closing the Maddox Acquisition may not be satisfied; the occurrence of any event, change or other circumstance or condition that could give rise to termination of the Purchase Agreement; the ability of the Company to realize anticipated synergies related to the Maddox Acquisition; the effect of the announcement or pendency of the Maddox Acquisition on the Company’s business relationships, operating results and business; changes in market and economic conditions; and other risks detailed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Membership Interest Purchase Agreement, dated as of October 30, 2024, by and among Maddox Industries, LLC, Jason Maddox, and Envirotech Vehicles, Inc.
99.1	Press Release, dated October 31, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date: November 5, 2024	By:	/s/ Franklin Lim
Franklin Lim
Chief Financial Officer